UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2018

Date of reporting period: April 30, 2018

Item 1.	Reports to Stockholders.

The Registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

THE ADVISORS’ INNER CIRCLE FUND

Small Cap Value Fund

SEMI-ANNUAL REPORT TO SHAREHOLDERS

April 30, 2018

This information must be preceded or accompanied by a

current prospectus. Investors should read the prospectus

carefully before investing.

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

The total net of fee return of the LSV Small Cap Value Fund, Institutional Class Shares, the Russell 2000 Value Index (the “Benchmark”) and the Russell 2000 Index for trailing periods ended April 30, 2018, were as follows:

	6-months Ended 4/30/18	1 Year Ended 4/30/18*	3 Years Ended 4/30/18*	5 Years Ended 4/30/18*	Since Inception*
LSV Small Cap Value Fund,
Institutional Class Shares	-0.96%	2.78%	7.93%	12.23%	12.70%

Benchmark:
Russell 2000 Value Index	0.94%	6.53%	9.27%	10.36%	10.86%

Broad Market:
Russell 2000 Index	3.27%	11.54%	9.64%	11.74%	12.24%

*Periods longer than 1-year are annualized; inception date 2/28/13; net of fees.

Institutional Class Shares performance as of 3/31/18: 4.68% (1 year), 12.37% (5 year), and 13.05% (Annualized Since Inception). The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 888-FUN DLSV(888-386-3578). As stated in the Fund’s prospectus, the Institutional Class Shares annual fund operating expenses are 0.83%.

The U.S equity market as represented by the S&P 500 Index finished up 3.82% for the six months ending April 30, 2018. Small cap stocks modestly underperformed large caps over the period as the Russell 2000 Index was up 3.27%. Value stocks, however, broadly underperformed across market capitalization segments based on the Russell Indices—The Russell 2000 Value Index gained 0.94% while the Russell 2000 Growth Index was up 5.46%. The LSV Small Cap Value Equity Fund was down 0.96%. U.S. equity markets advanced over the period despite the heightened volatility in recent months. Ongoing strength in economic data coupled with healthy corporate earnings and eased global trade tensions underpinned market gains. From a sector perspective, cyclical sectors generally outperformed while more defensive segments of the market lagged.

The underperformance of value stocks has been a head-wind for our deep value approach in the small cap space. Over the last six months, stocks that were cheap on earnings and cash flow, which we favor, significantly underperformed among small cap stocks. In fact, small cap companies with negative earnings were among the best performing market segments over this period and our underweight to these stocks heavily detracted from relative returns. Performance attribution indicates that stock selection underperformed and while sector selection added value for the period. From a stock selection perspective, deeper value stocks struggled within the Consumer Discretionary, Industrials and Information Technology sectors and our holdings underperformed. From a sector perspective, the bulk of the excess return contribution came from our overweight position in the Consumer Discretionary sector and our underweight positions in Utilities and Real Estate. Top individual contributors included overweights to TCF Financial, PBF Energy, Bloomin’ Brands, Validus Holdings and Laredo Petroleum. Main individual detractors included not holding Delek Holdings, KLX Inc., Snyders-Lance and Golar LNG. Overweights to Dana, Cirrus Logic, Amkor Technology and Sanderson Farms also detracted from relative returns.

The Fund continues to trade at a significant discount to the overall market as well as to the value benchmark. The Fund is trading at 11.1x forward earnings compared to 18.1x for the Russell 2000 Value Index, 1.4x book compared to 1.6x for the value benchmark and 7.3x cash flow compared to 11.7x for the value benchmark. Sector weightings are a result of our bottom-up stock selection process, subject to constraints at the sector and industry

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

levels. The Fund is currently overweight the Consumer Discretionary and Financials sectors while underweight Utilities and Health Care stocks.

Our organization remains stable and our research team continues to pursue an active research agenda in which we are looking for better ways to measure value and identify signs of positive change. As always, we are focused on delivering the long-term results that our investors have come to expect from LSV and that we have delivered for clients since 1994.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Forward earnings is not a forecast of the Fund’s future performance. Investing involves risk, including possible loss of principal. Investments in smaller companies typically exhibit higher volatility.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics.

The Russell 2000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of U.S. companies with lower forecasted growth rates and price-to-book ratios.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance.

Index Returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any manage fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

April 30, 2018	(Unaudited)

Sector Weightings †:

†	Percentages are based on total investments.

Schedule of Investments

LSV Small Cap Value Fund

	Shares	Value (000)
Common Stock (99.6%)
Aerospace & Defense (1.0%)
Moog, Cl A	20,700	$ 1,697
Triumph Group	32,600	771
Vectrus*	34,566	1,244

		3,712

Agricultural Products (0.4%)
Fresh Del Monte Produce	30,400	1,494

Air Freight & Logistics (0.6%)
Atlas Air Worldwide Holdings*	25,000	1,585
Park-Ohio Holdings	22,300	845

		2,430

Aircraft (1.8%)
Alaska Air Group	5,200	338
Hawaiian Holdings	77,200	3,181
SkyWest	60,800	3,459

		6,978

Alternative Carriers (0.2%)
magicJack VocalTec*	100,200	842

Apparel Retail (1.6%)
American Eagle Outfitters	41,500	858
Children’s Place	11,400	1,454
Express*	119,200	935
Finish Line, Cl A	55,700	756
Shoe Carnival	80,309	1,957

		5,960

Apparel/Textiles (0.1%)
Vera Bradley*	43,600	496

Asset Management & Custody Banks (3.5%)
BlackRock Capital Investment	143,700	907
BrightSphere Investment Group	119,700	1,816

LSV Small Cap Value Fund
	Shares	Value (000)
Asset Management & Custody Banks (continued)
Federated Investors, Cl B	74,100	$ 1,961
Hercules Capital	46,200	573
Legg Mason	80,200	3,184
Medallion Financial*	38,816	158
New Mountain Finance	112,800	1,523
Oaktree Specialty Lending	161,900	706
PennantPark Investment	237,700	1,616
Prospect Capital	135,290	858

		13,302

Automotive (3.2%)
American Axle & Manufacturing Holdings*	80,200	1,230
Cooper Tire & Rubber	22,700	555
Cooper-Standard Holdings*	18,000	2,228
Dana	139,800	3,318
Modine Manufacturing*	101,800	1,751
Stoneridge*	61,100	1,609
Tower International	51,800	1,528

		12,219

Automotive Retail (1.3%)
Group 1 Automotive	19,400	1,268
Murphy USA*	20,400	1,277
Penske Automotive Group	37,170	1,676
Sonic Automotive, Cl A	43,954	870

		5,091

Banks (19.7%)
Associated Banc-Corp	99,100	2,621
Banco Latinoamericano de Comercio Exterior, Cl E	41,600	1,127
BankUnited	109,800	4,349
Berkshire Hills Bancorp	79,739	3,026
Bryn Mawr Bank	18,800	838
Camden National	58,300	2,583
Cathay General Bancorp	57,100	2,285
Central Pacific Financial	50,876	1,479
Citizens & Northern	18,060	436
Community Trust Bancorp	5,300	254
Dime Community Bancshares	100,521	1,985
Enterprise Financial Services	21,100	1,073
Federal Agricultural Mortgage, Cl C	18,700	1,599
Fidelity Southern	74,700	1,698
Financial Institutions	47,033	1,463
First Busey	17,700	525
First Commonwealth Financial	193,500	2,930
First Defiance Financial	21,500	1,283
First Interstate BancSystem, Cl A	43,500	1,762
Flagstar Bancorp*	40,000	1,382
Flushing Financial	24,600	637

The accompanying notes are an integral part of the financial statements

Schedule of Investments
April 30, 2018	(Unaudited)

LSV Small Cap Value Fund
	Shares	Value (000)
Banks (continued)
FNB	243,500	$ 3,166
Fulton Financial	158,700	2,682
Great Southern Bancorp	24,200	1,279
Hancock Holding	25,100	1,226
Hanmi Financial	81,600	2,252
Hope Bancorp	210,211	3,635
Horizon Bancorp	28,650	824
IBERIABANK	20,100	1,507
Lakeland Bancorp	31,100	606
OFG Bancorp	113,400	1,531
Old National Bancorp	114,700	1,973
Peoples Bancorp	48,605	1,743
Popular	44,100	2,041
Republic Bancorp, Cl A	5,330	225
S&T Bancorp	41,000	1,750
TCF Financial	180,300	4,477
TriCo Bancshares	45,981	1,718
United Financial Bancorp	111,700	1,846
Walker & Dunlop	28,800	1,645
Washington Federal	92,100	2,924
WesBanco	17,000	745

		75,130

Biotechnology (0.4%)
Eagle Pharmaceuticals*	32,700	1,701

Broadcasting, Newspapers & Advertising (0.8%)
AMC Networks, Cl A*	42,400	2,205
Entercom Communications, Cl A	99,500	1,010

		3,215

Building & Construction (1.7%)
Beazer Homes USA*	85,000	1,248
Builders FirstSource*	65,500	1,194
KB Home	59,200	1,572
MDC Holdings	62,800	1,822
Meritage Homes*	16,700	743

		6,579

Business Services (0.4%)
Avis Budget Group*	31,000	1,532

Chemicals (0.7%)
A Schulman	5,095	219
Kraton*	28,846	1,317
Stepan	15,000	1,055

		2,591

Commercial Printing (1.5%)
Deluxe	31,900	2,186
Ennis	82,239	1,472
LSC Communications	1,111	19
Quad	72,100	1,782

LSV Small Cap Value Fund
	Shares	Value (000)
Commercial Printing (continued)
RR Donnelley & Sons	20,300	$ 172

		5,631

Commercial Services (1.6%)
Convergys	102,500	2,394
CSG Systems International	29,800	1,275
Sykes Enterprises*	84,300	2,425

		6,094

Commodity Chemicals (1.4%)
Cabot	27,900	1,559
Kronos Worldwide	14,600	336
Trinseo	48,700	3,553

		5,448

Computers & Services (0.2%)
DHI Group*	72,600	101
Super Micro Computer*	39,200	694

		795

Consumer Products (0.1%)
American Outdoor Brands*	49,100	540

Distributors (0.0%)
VOXX International, Cl A*	12,796	64

Diversified REIT’s (0.7%)
Lexington Realty Trust	119,687	962
Select Income	80,800	1,532

		2,494

Education Services (0.5%)
Adtalem Global Education*	39,600	1,885

Electrical Components & Equipment (1.0%)
Energizer Holdings	16,600	952
Regal Beloit	38,700	2,756

		3,708

Electrical Services (2.5%)
Avista	25,200	1,307
Black Hills	17,500	992
Hawaiian Electric Industries	40,400	1,401
NorthWestern	52,323	2,875
Portland General Electric	52,800	2,243
Unitil	17,700	860

		9,678

Financial Services (1.4%)
Navient	105,800	1,403
Nelnet, Cl A	23,500	1,241
Piper Jaffray	24,880	1,743
Regional Management*	32,800	1,078

The accompanying notes are an integral part of the financial statements

Schedule of Investments
April 30, 2018	(Unaudited)

LSV Small Cap Value Fund
	Shares	Value (000)
Financial Services (continued)
World Acceptance*	480	$ 49

		5,514

Food Distributors (0.2%)
SpartanNash	47,000	854

Food, Beverage & Tobacco (0.9%)
Sanderson Farms	25,100	2,790
Seneca Foods, Cl A*	21,200	584
SUPERVALU*	13,585	238

		3,612

Footwear (0.2%)
Deckers Outdoor*	8,500	793

Forest Products (0.3%)
Boise Cascade	29,200	1,215

General Merchandise Stores (0.4%)
Big Lots	31,900	1,354

Health Care Distributors (0.4%)
Owens & Minor	45,400	738
Patterson	34,000	791

		1,529

Health Care Equipment (0.7%)
Integer Holdings*	51,900	2,849

Health Care Facilities (1.6%)
Encompass Health	28,400	1,727
Ensign Group	82,301	2,294
LifePoint Hospitals*	42,100	2,017

		6,038

Health Care REIT’s (0.8%)
New Senior Investment Group	208,000	1,793
Sabra Health Care	73,500	1,346

		3,139

Health Care Supplies (0.1%)
Lantheus Holdings*	16,900	301

Homefurnishing Retail (0.6%)
Aaron’s	34,600	1,445
Haverty Furniture	37,700	684

		2,129

Hotel & Resort REIT’s (1.9%)
Braemar Hotels & Resorts	152,858	1,590
DiamondRock Hospitality	168,200	1,858
RLJ Lodging Trust	98,500	2,046

LSV Small Cap Value Fund
	Shares	Value (000)
Hotel & Resort REIT’s (continued)
Xenia Hotels & Resorts	86,000	$ 1,771

		7,265

Hotels & Lodging (0.4%)
Marcus	52,400	1,562

Household Products, Furniture & Fixtures (0.5%)
Ethan Allen Interiors	27,226	600
Tempur Sealy International*	32,200	1,441

		2,041

Human Resource & Employment Services (1.0%)
Kelly Services, Cl A	64,600	1,890
Kforce	72,300	1,920

		3,810

Insurance (5.3%)
American Equity Investment Life Holding	83,300	2,516
American Financial Group	7,200	815
American National Insurance	10,865	1,311
AmTrust Financial Services	59,500	767
Axis Capital Holdings	25,700	1,508
CNO Financial Group	213,500	4,577
Hanover Insurance Group	16,100	1,849
HCI Group	40,939	1,715
Heritage Insurance Holdings	87,000	1,366
Magellan Health*	14,200	1,191
MGIC Investment*	141,400	1,417
Universal Insurance Holdings	30,200	980

		20,012

Leasing & Renting (0.8%)
Aircastle	74,900	1,468
GATX	26,700	1,742

		3,210

Leisure Facilities (0.3%)
RCI Hospitality Holdings	39,159	1,065

Machinery (3.2%)
American Railcar Industries	23,300	884
Briggs & Stratton	46,300	835
Columbus McKinnon	22,008	790
Global Brass & Copper Holdings	45,600	1,368
Greenbrier	39,500	1,732
Hurco	18,800	831
Hyster-Yale Materials Handling	18,100	1,289
Meritor*	74,800	1,456
Oshkosh	14,600	1,054
Timken	19,100	816

The accompanying notes are an integral part of the financial statements

Schedule of Investments
April 30, 2018	(Unaudited)

LSV Small Cap Value Fund
	Shares	Value (000)
Machinery (continued)
Wabash National	54,100	$ 1,085

		12,140

Metal & Glass Containers (0.6%)
Owens-Illinois*	114,000	2,318

Mortgage REIT’s (3.3%)
AG Mortgage Investment Trust	57,200	1,011
Apollo Commercial Real Estate Finance	66,900	1,206
Dynex Capital	204,988	1,349
Granite Point Mortgage Trust	16,110	268
MFA Financial	182,900	1,375
MTGE Investment	92,000	1,670
New York Mortgage Trust	260,600	1,579
PennyMac Mortgage Investment Trust	59,100	1,040
Redwood Trust	62,500	959
Two Harbors Investment	94,100	1,436
Western Asset Mortgage Capital	78,800	784

		12,677

Office Equipment (1.7%)
ACCO Brands	126,500	1,524
Herman Miller	67,400	2,069
Pitney Bowes	116,600	1,192
Steelcase, Cl A	118,600	1,572

		6,357

Office REIT’s (0.3%)
Franklin Street Properties	150,600	1,172

Oil & Gas Equipment & Services (0.9%)
Matrix Service*	47,100	725
McDermott International*	318,000	2,099
US Silica Holdings	18,200	548

		3,372

Oil & Gas Storage & Transportation (0.0%)
DHT Holdings	34,500	125

Paper & Paper Products (1.3%)
Clearwater Paper*	16,000	379
Domtar	47,200	2,072
PH Glatfelter	99,200	2,072
Resolute Forest Products*	38,780	384

		4,907

Petroleum & Fuel Products (4.3%)
Carrizo Oil & Gas*	125,800	2,525
Denbury Resources*	480,000	1,579
Laredo Petroleum*	245,500	2,701
Par Pacific Holdings*	53,727	906

LSV Small Cap Value Fund
	Shares	Value (000)

Petroleum & Fuel Products (continued)
PBF Energy, Cl A	98,000	$ 3,756
Renewable Energy Group*	136,000	1,755
SRC Energy*	97,577	1,077
Unit*	47,400	1,075
VAALCO Energy*	50,400	49
World Fuel Services	40,200	863

		16,286

Pharmaceuticals (0.9%)
ANI Pharmaceuticals*	31,161	1,850
Innoviva*	56,855	824
Lannett*	55,200	861

		3,535

Printing & Publishing (0.1%)
CSS Industries	22,100	377

Real Estate Investment Trusts (REITs) (0.3%)
Summit Hotel Properties	79,900	1,157

Reinsurance (0.2%)
Maiden Holdings	89,605	686
Validus Holdings	300	20

		706

Research & Consulting Services (0.3%)
Navigant Consulting*	58,500	1,251

Residential REIT’s (0.4%)
Preferred Apartment Communities, Cl A	99,100	1,458

Retail (3.2%)
Big 5 Sporting Goods	51,100	429
Bloomin’ Brands	100,700	2,382
Brinker International	26,100	1,138
Container Store Group*	230,152	1,434
Del Frisco’s Restaurant Group*	71,500	1,137
Dick’s Sporting Goods	49,700	1,645
Dillard’s, Cl A	15,362	1,145
Ingles Markets, Cl A	16,700	572
Office Depot	389,100	891
Sally Beauty Holdings*	82,700	1,430

		12,203

Retail REIT’s (1.0%)
CBL & Associates Properties	43,800	183
DDR	196,100	1,422
Getty Realty	32,200	806
Washington Prime Group	225,600	1,460

		3,871

The accompanying notes are an integral part of the financial statements

Schedule of Investments
April 30, 2018	(Unaudited)

LSV Small Cap Value Fund
	Shares	Value (000)
Semi-Conductors/Instruments (4.8%)
Amkor Technology*	239,200	$ 1,981
Benchmark Electronics	26,100	686
Cirrus Logic*	35,428	1,292
Cohu	66,700	1,427
KEMET*	91,400	1,574
Key Tronic*	3,500	25
Kimball Electronics*	89,200	1,414
Kulicke & Soffa Industries*	67,700	1,550
Methode Electronics	6,600	263
Plexus*	3,400	187
Sanmina*	65,900	1,944
TTM Technologies*	148,600	2,072
Vishay Intertechnology	70,500	1,244
Vishay Precision Group*	25,700	727
Xcerra*	110,600	1,336
ZAGG*	58,400	654

		18,376

Specialized Consumer Services (0.2%)
Carriage Services, Cl A	29,338	764

Specialized REIT’s (3.1%)
ARMOUR Residential	99,325	2,248
Ashford Hospitality Trust	234,933	1,616
Chatham Lodging Trust	69,743	1,329
CorEnergy Infrastructure Trust	42,600	1,642
Hersha Hospitality Trust, Cl A	104,600	1,964
Hospitality Properties Trust	75,000	1,866
InfraREIT	48,900	1,042

		11,707

Steel & Steel Works (0.7%)
Kaiser Aluminum	15,000	1,478
Schnitzer Steel Industries, Cl A	44,900	1,322

		2,800

Technology Distributors (1.1%)
ScanSource*	32,300	1,108
SYNNEX	2,300	230
Tech Data*	35,200	2,684

		4,022

Telephones & Telecommunications (1.8%)
Applied Optoelectronics*	34,600	1,106
Ciena*	67,800	1,746
NETGEAR*	33,800	1,869
Oclaro*	79,792	632
Plantronics	24,800	1,615

		6,968

LSV Small Cap Value Fund
	Shares	Value (000)
Textiles (0.3%)
Unifi*	40,600	$ 1,201

Thrifts & Mortgage Finance (0.4%)
Radian Group	98,200	1,403

Trucking (0.5%)
Ryder System	26,000	1,752

TOTAL COMMON STOCK (Cost $353,887)		380,806

	Face Amount
	(000)
Repurchase Agreement (0.5%)
Morgan Stanley 1.560%, dated 04/30/18, to be repurchased on 05/01/18, repurchased price $2,007 (collateralized by various U.S Treasury Notes, par values ranging from $ 0 - $920, 0.000% - 2.750%, 10/04/18 – 02/15/28; with a total market value of $2,047)	$2,007	2,007

TOTAL REPURCHASE AGREEMENT (Cost $2,007)		2,007

Total Investments – 100.1% (Cost $355,894)		$ 382,813

Percentages are based on Net Assets of $380,738(000).

*	Non-income producing security.

Cl — Class

REIT — Real Estate Investment Trust

The following is a list of the inputs used as of April 30, 2018, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$380,806	$—	$—	$380,806
Repurchase Agreements	—	2,007	—	2,007

Total Investments in Securities	$380,806	$2,007	$—	$382,813

For the six months ended April 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the six months ended April 30, 2018, there were no Level 3 securities.

The accompanying notes are an integral part of the financial statements

Schedule of Investments
April 30, 2018	(Unaudited)

For more information on valuation inputs, see Note 2 —Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Statement of Assets and Liabilities (000)
April 30, 2018	(Unaudited)

LSV Small Cap
Value Fund
Assets:
Investments at Value (Cost $355,894)	$382,813
Receivable for Investment Securities Sold	529
Receivable for Capital Shares Sold	378
Dividends and Interest Receivable	225
Prepaid Expenses	24
Total Assets	383,969
Liabilities:
Payable for Capital Shares Redeemed	1,521
Payable for Investment Securities Purchased	1,418
Payable due to Investment Adviser	225
Payable due to Administrator	18
Payable due to Distributor	9
Payable due to Trustees	2
Payable due to Chief Compliance Officer	1
Other Accrued Expenses	37
Total Liabilities	3,231
Net Assets	$380,738

Net Assets Consist of:
Paid-in Capital	$345,620
Undistributed Net Investment Income	811
Accumulated Net Realized Gain on Investments	7,388
Net Unrealized Appreciation on Investments	26,919
Net Assets	$380,738

Net Asset Value, Offering and Redemption Price Per Share — Institutional Class Shares ($341,553 ÷ 22,652,894 shares)(1)	$15.08

Net Asset Value, Offering and Redemption Price Per Share — Investor Class Shares ($39,185 ÷ 2,610,984 shares)(1)	$15.01

(1)	Shares have not been rounded.

The accompanying notes are an integral part of the financial statements

Statement of Operations (000)
For the six months ended April 30, 2018	(Unaudited)

LSV Small Cap
Value Fund
Investment Income:
Dividend Income	$3,889
Interest Income	21
Foreign Taxes Withheld	(2)
Total Investment Income	3,908
Expenses:
Investment Advisory Fees	1,314
Administration Fees	108
Distribution Fees - Investor Class	47
Trustees’ Fees	4
Chief Compliance Officer Fees	1
Transfer Agent Fees	34
Registration and Filing Fees	19
Professional Fees	14
Printing Fees	11
Custodian Fees	11
Insurance and Other Fees	10
Total Expenses	1,573
Less: Fees Paid Indirectly — (see Note 4)	—
Net Expenses	1,573
Net Investment Income	2,335
Net Realized Gain on Investments	7,392
Net Change in Unrealized Appreciation (Depreciation) on Investments	(14,762)
Net Realized and Unrealized Loss on Investments	(7,370)
Net Decrease in Net Assets Resulting from Operations	$(5,035)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Statements of Changes in Net Assets (000)
For the six month period April 30, 2018 (Unaudited)

And for the year ended October 31, 2017

	LSV Small Cap Value Fund
	11/1/2017 to	11/1/2016 to
	04/30/2018	10/31/2017
Operations:
Net Investment Income	$2,335	$3,076
Net Realized Gain on Investments	7,392	12,858
Net Change in Unrealized Appreciation (Depreciation) on Investments	(14,762)	33,379
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,035)	49,313
Dividends and Distributions From:
Net Investment Income:
Institutional Class Shares	(3,855)	(2,862)
Investor Class Shares	(263)	(172)
Net Realized Gain:
Institutional Class Shares	(11,690)	(2,527)
Investor Class Shares	(820)	(155)
Total Dividends and Distributions	(16,628)	(5,716)
Capital Share Transactions:
Institutional Class Shares:
Issued	34,764	153,523
Reinvestment of Dividends and Distributions	15,381	5,233
Redeemed	(20,822)	(53,447)
Net Increase from Institutional Class Shares Transactions	29,323	105,309
Investor Class Shares:
Issued	51,118	24,172
Reinvestment of Dividends and Distributions	1,083	327
Redeemed	(28,880)	(14,115)
Net Increase from Investor Class Shares Transactions	23,321	10,384
Net Increase in Net Assets Derived from Capital Share Transactions	52,644	115,693
Total Increase in Net Assets	30,981	159,290
Net Assets:
Beginning of Period	349,757	190,467
End of Year/Period (including undistributed net investment income of $811 and $2,594, respectively)	$380,738	$349,757

Shares Transactions:
Institutional Class:
Issued	2,232	10,114
Reinvestment of Dividends and Distributions	974	335
Redeemed	(1,334)	(3,520)
Total Institutional Class Share Transactions	1,872	6,929
Investor Class:
Issued	3,280	1,593
Reinvestment of Dividends and Distributions	69	21
Redeemed	(1,888)	(932)
Total Investor Class Share Transactions	1,461	682
Net Increase in Shares Outstanding	3,333	7,611

The accompanying notes are an integral part of the financial statements

Financial Highlights
For a share outstanding throughout each period

For the six months ended April 30, 2018 (Unaudited) and for the years or period ended October 31,

	Net Asset Value Beginning of Period	Net Investment Income(1)	Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gain	Total Dividends and Distributions	Net Asset Value End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate‡

LSV Small Cap Value Fund
Institutional Class Shares
2018*	$15.95	$0.10	$(0.23)	$(0.13)	$(0.18)	$(0.56)	$(0.74)	$15.08	(0.96)%	$341,553	0.81%	0.81%	1.27%	16%
2017	13.30	0.17	2.84	3.01	(0.18)	(0.18)	(0.36)	15.95	22.71	331,510	0.83	0.83	1.09	23
2016	12.90	0.22	0.62	0.84	(0.21)	(0.23)	(0.44)	13.30	6.81	184,260	0.85	0.88	1.74	23
2015	13.49	0.22	(0.16)	0.06	(0.12)	(0.53)	(0.65)	12.90	0.38	108,332	0.85	0.93	1.71	15
2014	12.30	0.17	1.69	1.86	(0.18)	(0.49)	(0.67)	13.49	15.77	58,782	0.85	1.09	1.35	27
2013**	10.00	0.11	2.19	2.30	—	—	—	12.30	23.00	24,894	0.85	1.39	1.50	31
Investor Class Shares
2018*	$15.87	$0.07	$(0.22)	$(0.15)	$(0.15)	$(0.56)	$(0.71)	$15.01	(1.08)%	$39,185	1.06%	1.06%	0.98%	16%
2017	13.26	0.12	2.84	2.96	(0.17)	(0.18)	(0.35)	15.87	22.38	18,247	1.08	1.08	0.78	23
2016	12.87	0.19	0.61	0.80	(0.18)	(0.23)	(0.41)	13.26	6.49	6,207	1.10	1.13	1.48	23
2015	13.48	0.20	(0.17)	0.03	(0.11)	(0.53)	(0.64)	12.87	0.14	173	1.10	1.18	1.49	15
2014***	13.42	0.06	–	0.06	—	—	—	13.48	0.45	161	1.10	1.39	1.17	27

*	For the six-month period ended April 30, 2018. All ratios for the period have been annualized.
**	Commenced operations on February 28, 2013. All ratios for the period have been annualized
***	Commenced operations on June 10, 2014. All ratios for the period have been annualized
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	Portfolio turnover rate is for the period indicated and has not been annualized.
(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Notes to Financial Statements
April 30, 2018	(Unaudited)

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 56 funds. The financial statements herein are those of the LSV Small Cap Value Fund, a diversified Fund (the “Fund”). The Fund seeks long-term growth of capital by investing in undervalued stocks which are out of favor in the market. The Fund commenced operations on February 28, 2013. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S.GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily

available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. At April 30, 2018, there were no securities valued in accordance with Fair Value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices unadjusted in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose

Notes to Financial Statements
April 30, 2018	(Unaudited)

fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six months ended April 30, 2018, there have been no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities on open tax years (i.e. the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2018, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Investments in Real Estate Investment Trusts (REITs) — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Repurchase Agreements —In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/ or posted to the counterparty and create one single net payment due to or from the Fund.

Notes to Financial Statements
April 30, 2018	(Unaudited)

At April 30, 2018, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows (000):

Counterparty	Repurchase Agreement	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(2)	Net Amount
Morgan Stanley	$2,007	$2,007	$-	$-

(1) The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2) Net amount represents the net amount receivable due from the counterparty in the event of default.

Expenses— Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative daily net assets.

Classes— Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders— Dividends from net investment income, if any, are declared and paid to shareholders annually. Any net realized capital gains are distributed to shareholders at least annually.

3.	Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Fund, The Fund, along with other series of the Trust advised by LSV Asset Management (the “Adviser”), and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six months ended April 30, 2018, the Fund paid $107,784 for these services.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991, as Amended and Restated November 14, 2005. The Distributor receives no fees for its distribution services under this agreement.

The Fund has adopted a distribution plan under Rule 12b-1 under the 1940 Act for Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. The maximum annual distribution fee for Investor Class Shares of the Fund is 0.25% annually of the average daily net assets. For the six months ended April 30, 2018, the Fund incurred $47,086 of distribution fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the six months ended April 30, 2018 the Fund earned $50 in cash management credits which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

5.	Investment Advisory Agreement:

The Trust and the Adviser are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 0.70% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit the Fund’s total operating expenses after fee waivers and/or expense reimbursements to a maximum of 0.85% and 1.10% of the Fund’s Institutional Class and Investor Class Shares’ average daily net assets, respectively, through February 28, 2019.

6.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the six months ended April 30, 2018, were as follows (000):

Purchases
Other	$100,315
Sales
Other	$58,790

Notes to Financial Statements
April 30, 2018	(Unaudited)

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in-capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions paid during the six months ended October 31, 2017 and 2016 was as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2017	$4,793	$923	$5,716
2016	2,601	1,218	3,819

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$7,493
Undistributed Long-Term Capital Gain	7,775
Unrealized Appreciation	41,513

Total Distributable Earnings	$56,781

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund has no capital loss carryforwards at October 31, 2017.

The total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments held by the Fund at April 30, 2018, were as follows (000):

Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 355,894	$50,918	$(23,999)	$26,919

8.	Concentration of Risks:

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Small - Capitalization Company Risk – Small-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited operating histories, product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

9.	Other:

At April 30, 2018, 68% of total shares outstanding for the Institutional Class Shares were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. At April 30, 2018, 95% of total shares outstanding for the Investor Class Shares were held by four record shareholders owning 10% or greater of the aggregate total shares outstanding. These shareholders were mostly comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2017 to April 30, 2018.

The table below illustrates your Fund’s costs in two ways:

● Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

● Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return —the account values shown do not apply to your specific investment.

	Beginning Account Value 11/01/17	Ending Account Value 04/30/18	Annualized Expense Ratios	Expenses Paid During Period*
LSV Small Cap Value Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$990.40	0.81%	$4.00
Investor Class Shares	1,000.00	989.20	1.06	5.23

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.78	0.81%	$4.06
Investor Class Shares	1,000.00	1,019.54	1.06	5.31

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Board Consideration in Re-Approving the Advisory Agreement (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 27, 2018 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that

Board Consideration in Re-Approving the Advisory Agreement (Unaudited)

the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Trust:

The Advisors’ Inner Circle Fund

Fund:

LSV Value Equity Fund

Adviser:

LSV Asset Management

Distributor:

SEI Investments Distribution Co.

Administrator:

SEI Investments Global Fund Services

Legal Counsel:

Morgan, Lewis & Bockius LLP

The Fund files its complete schedule of Portfolio holdings with the Securities and Exchange Commission “SEC” for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund uses to determine how to vote proxies if any relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge i upon request, by calling 888-Fund-LSV and ii on the Commission’s website at http://www.sec.gov.

LSV-SA-006-0600

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2018

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: July 9, 2018